SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

STARINVEST GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	814-00652	91-17131
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3300 North A Street, Suite 2-210, Midland, Texas  79705
(Address of Principal Executive Offices, Zip Code)

                                     Registrant’s telephone number, including area code: (432) 682-8373

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to StarInvest Group, Inc., a Nevada corporation, unless otherwise stated.

ITEM  3.02                            Unregistered Sales of Equity Securities

On October 15, 2009, we issued an aggregate of 82 million shares of our Common Stock in connection with our acquisition of EXX.COM, LLC.

We did not use any underwriter or broker-dealer in connection with the issuance of the shares of our Common Stock.

All of the shares were issued in exchange for our purchase of all of the outstanding membership interests of EXX.COM, LLC under the transaction as previously disclosed in our prior Form 8-K of May 29, 2009.

All of the shares were issued with a restricted securities legend in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933.  In each case, each of the persons who acquired the shares of our Common Stock warranted and represented that they were sophisticated and experienced in acquiring the restricted securities of small public companies.  In addition, prior to the issuance of the shares: (a) each of the purchasers received disclosures including, but not limited to, a copy of our 2007 and 2008 Form 10-K, a copy of our audited financial statements for our fiscal 2007 and 2008 years ending together with other information about our company and plans; (b) each had access to our officers and directors for the purpose of asking questions and receiving answers to said questions regarding our business and corporate affairs; (c) each had an opportunity to review our corporate and financial books and records; (d) each agreed that they were acquiring the shares of our Common Stock for investment purposes only and not with a view to a distribution; and (e) each understood that our shares were not registered and each stock certificate had a restricted securities legend.

We did not receive any proceeds from the issuance of the 82,000,000 shares of our Common Stock in that we received only the membership interests of EXX.COM, LLC that resulted in EXX.COM, LLC becoming our wholly-owned subsidiary.

We did not pay any fees to any third party in connection with the issuance of the 82,000,000 shares of our Common Stock.

We anticipate filing a further Form 8-K with the Commission in the near future to further disclose the business, operations, and other information regarding EXX.COM, LLC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARINVEST GROUP, INC.

Date: October 15, 2009	By:	/s/ Robert H. Cole, Chief Executive Officer
Robert H. Cole , Chief Executive Officer